April 8, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Calvert Social Investment Fund (the “Registrant”) (1933 Act File No. 002-75106) on behalf of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund (the “Funds”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated February 1, 2020 as revised March 26, 2020. The purpose of the filing is to submit the 497(e) filing dated March 26, 2020 in XBRL for the Fund.

Please contact me at (617) 672-8509 if you have any questions or comments.

Very truly yours,

/s/ Deanna R. Berry

Deanna R. Berry